10f-3 Transaction Report

Public offering for which affiliate is a member of underwriting or selling syndicate

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   Trade                                                 144A                    Par/        Issuer
   Date             CUSIP              Issuer          Security     Price       Amount        Size      Percentage       Broker
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10/30/2002        252125AA7    Dex Media East LLC        Yes       100,000       50,000    450,000,000    0.011%    JP Morgan Chase
                                                                                                                    Bank
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10/30/2002        252125AD1    Dex Media East LLC        Yes       100,000      125,000    525,000,000    0.024%    JP Morgan Chase
                                                                                                                    Bank
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11/05/2002        69073TAC7    Owens-Brockway Glass      Yes       100,000      125,000    450,000,000    0.028%    Salomon Smith
                               Container, Inc.                                                                      Barney

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12/11/2002        69073TAE3    Owens-Brockway Glass      Yes       100,549      175,000    175,000,000    0.100%    Salomon Smith
                               Container, Inc.                                                                      Barney
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          Joint Lead Managers                                Co-Managers                          Selling Concession
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       Banc of America Securities                        Bear Stearns & Co. Inc.                Underwriting Spread of
        Deutsche Bank Securities                             ING Bank Nevada                SPR @ ISS 640.0 vs. T 6 8/15/09
          JP Morgan Securities                            Royal Bank of Scotland
            Lehman Brothers                                Scotia Capital Inc.
        Wachovia Securities Inc.                        Credit Lyonnais Securities

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       Banc of America Securities                        Bear Stearns & Co. Inc.                Underwriting Spread of
        Deutsche Bank Securities                             ING Bank Nevada               SPR @ ISS 816.0 vs. T 4.375 8/12
          JP Morgan Securities                            Royal Bank of Scotland
            Lehman Brothers                                Scotia Capital Inc.
        Wachovia Securities Inc.                        Credit Lyonnais Securities

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       Banc of America Securities                            Barclays Capital                   Underwriting Spread of
        Deutsche Bank Securities                               BNP Paribas                 SPR @ ISS 467.0 vs. T 4 3/8 11/12
          Salomon Smith Barney                             BNY Capital Markets
        Banc One Capital Markets                        Credit Lyonnais Securities
          Scotia Capital Inc.                                Fleet Securities
                                                              Goldman Sachs
                                                           Key Capital Markets
                                                             Societe Generale
                                                              TD Securities
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       Banc of America Securities                            Barclays Capital                   Underwriting Spread of
        Deutsche Bank Securities                               BNP Paribas                 SPR @ ISS 462.0 vs. T 4 3/8 08/12
          Salomon Smith Barney                             BNY Capital Markets
        Banc One Capital Markets                        Credit Lyonnais Securities
          Scotia Capital Inc.                                Fleet Securities
                                                              Goldman Sachs
                                                           Key Capital Markets
                                                             Societe Generale
                                                               TD Securities
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